                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant: [X]

Filed by a Party other than the Registrant: [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (s) 240.14a-11(c) or (s) 240.14a-12

                             NEWSEDGE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                          --Enter Company Name Here--
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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

                             NEWSEDGE CORPORATION
                               80 Blanchard Road
                        Burlington, Massachusetts 01803

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of NewsEdge Corporation:

  The Annual Meeting of Stockholders of NewsEdge Corporation (the
"Corporation"), a Delaware corporation, will be held on Thursday, June 15, 2000 at 10:00 a.m., local time, at the Westin Hotel--Waltham, located at 70 Third Avenue, Waltham, Massachusetts for the following purposes:

    1. To elect three (3) Class II directors to serve for a three-year term or until their successors are elected and qualified;

    2. To approve an increase in the number of shares of common stock, $.01 par value, available for issuance under the NewsEdge Corporation 1995 Stock Plan from 4,125,000 shares to 5,662,600 shares.

    3. To consider and act upon a proposal to approve the NewsEdge Corporation 2000 Non-Officer and Non-Director Stock Plan.

    4. To ratify the selection of the firm of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 2000; and

    5. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only stockholders of record at the close of business on May 15, 2000 are entitled to notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          By Order of the Board of Directors

                                          Lawrence S. Wittenberg
                                          Secretary

Burlington, Massachusetts
May 22, 2000

                             NEWSEDGE CORPORATION
                               80 Blanchard Road
                        Burlington, Massachusetts 01803

                                PROXY STATEMENT
                                 May 22, 2000

  Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of NewsEdge Corporation, a Delaware corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on Thursday, June 15, 2000, at 10:00 a.m., local time, at the Westin Hotel-- Waltham, 70 Third Avenue, Waltham, Massachusetts 02452.

  Only stockholders of record at the close of business on May 15, 2000 (the "Record Date") will be entitled to receive notice of and to vote at the meeting and any adjournments thereof. As of that date, 18,148,535 shares of common stock, $.01 par value per share (the "Common Stock"), of the Corporation were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any proxy may be revoked by a stockholder at any time before its exercise by:
(i) delivering written revocation or a later dated proxy to the Secretary of the Corporation; or (ii) attending the Annual Meeting and voting in person.

  The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for director, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

  Directors are elected by a plurality of the votes cast, in person or by proxy, at the meeting. The nominees for director receiving the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the meeting shall be elected to their respective class of directors. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

  The persons named as attorneys-in-fact in the proxies are officers and/or directors of the Corporation. All properly executed proxies returned in time to be counted at the meeting will be voted. In addition to the election of directors, the stockholders will consider and vote upon a proposal to ratify the selection of auditors as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted as specified. Where no choice is specified, the proxy will be voted FOR the applicable proposal.

  The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

  An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 1999, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about May 22, 2000.

             MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth as of the Record Date: (i) the name of each person who, to the knowledge of the Corporation, owned beneficially more than 5% of the Common Stock of the Corporation outstanding as of such date; (ii) the name of each director or nominee; (iii) the name of each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers;" and
(iv) the number of shares owned by each of such persons and all officers, directors and nominees as a group and the percentage of the outstanding shares represented thereby.

                                                        Shares     Percentage
                                                     Beneficially Beneficially
Name                                                   Owned(1)     Owned(2)
----                                                 ------------ ------------
Principal Stockholders(3):
  Donald L. McLagan(4)..............................   2,222,831     12.21%
   c/o NewsEdge Corporation
   80 Blanchard Road
   Burlington, MA 01803
  Taunus Corporation ...............................     978,000       5.4%
   31 West 52nd Street
   New York, NY 10019
Directors and Nominees:
  Rory J. Cowan(5)..................................      64,431         *
  Michael E. Kolowich(6)............................     545,522      2.92%
  William A. Devereaux(7)...........................     179,612         1%
  James D. Daniell, Ph.D.(8)........................      24,555         *
  Basil P. Regan(9).................................   4,455,400        25%
  Murat H. Davidson, Jr.(10)........................      32,000         *
  Peter Woodward....................................         --        --
Named Officers:
  Clifford M. Pollan(11)............................     257,990      1.41%
  Ronald Benanto(12)................................      50,000         *
  Edward R. Siegfried(13)...........................      67,060         *
  Daniel F.X. O'Reilly, Ph.D........................     162,993         1%
  John Moss.........................................         400         *
All directors and executive officers as a group:
  (13 persons)(14)..................................  12,624,694      43.9%

--------
  * Represents less than 1% of the outstanding shares.

 (1) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to the shares. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

 (2) Applicable percentage of ownership as of the Record Date is based upon 18,148,535 shares of Common Stock outstanding on such date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (3) This information was obtained from filings made with the SEC pursuant to Sections 13(d) and 13(g) of the Securities and Exchange Act of 1934, as amended.

 (4) Includes 444,442 shares held in trust for the benefit of Mr. McLagan's two children, of which Mr. McLagan's wife is the sole trustee. Mr. McLagan disclaims beneficial ownership of such shares. Also includes 58,832 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of May 15, 2000 by Mr. McLagan.

 (5) Includes 29,431 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of May 15, 2000.

 (6) Includes 544,772 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of May 15, 2000.

 (7) Includes 49,056 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of May 15, 2000.

 (8) Includes 18,055 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of May 15, 2000.

 (9) Includes 2,391,500 shares of Common Stock held by Regan Partners, L.P.; 1,436,400 shares of Common Stock held by the Regan International Fund, L.P.; 200,000 shares of Common Stock held by The Wellcome Trust, Ltd.; 353,500 shares of Common Stock held by the Super Hedge Fund, L.P.; 37,000 shares of Common Stock held by Athena Partners, L.P.; and 2,000 shares of Common Stock held by Lenore Robins, of which Mr. Regan is deemed the beneficial owner. Mr. Regan is President and sole stockholder of Regan Fund Management, Ltd., general partner of Regan Partners L.P. and co-general partner with Lenore Robins in Athena Partners, L.P. Regan Fund Management Ltd. is the investment manager for Regan International Fund L.P., provides investment management services to the Wellcome Trust, Ltd. and has a trading advisory agreement with the Super Hedge Fund, L.P.

(10) Includes 5,000 shares of Common Stock held by the 1992 Davidson Family Trust. Also includes 5,000 shares of Common Stock held by Mr. Davidson's son and 4,000 shares of Common Stock held by Mr. Davidson's daughter. Mr. Davidson disclaims beneficial ownership of such shares.

(11) Includes 139,658 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of May 15, 2000.

(12) Includes 50,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of May 15, 2000.

(13) Includes 28,950 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of May 15, 2000.

(14) Includes 918,754 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of May 15, 2000.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Board of Directors is set at eight members. The Board of Directors is divided into three classes, one of which consists of two directors and two which consist of three directors each. Each director serves for a three-year term. All directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

  The Board of Directors has nominated and recommended that Messrs. Cowan and Devereaux, who are currently members of the Board of Directors, and Messr. Davidson be elected Class II directors, to hold office until the 2003 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for nominees named below.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE "FOR" THE NOMINEES LISTED BELOW.

  The following table sets forth for the nominees to be elected at the meeting and, for each director whose term of office will extend beyond the meeting, the year such nominee or director was first elected a director, the positions currently held by the nominees and each director with the Corporation, the year the nominee's or director's term will expire and class of director of each nominee and each director:

    Nominee's or Director's
            Name and
    Year Nominee or Director  Position(s) with the        Year Term  Class of
    First Became a Director   Corporation                Will Expire Director
    ------------------------  --------------------       ----------- --------
   Nominees:
   Rory J. Cowan ............ Chairman                      2003        II
    1993
   William A. Devereaux ..... Director                      2003        II
    1998
   Murat H. Davidson ........ Director                      2003        II
                              Nominee
   Continuing Directors:
   Clifford M. Pollan........ President, Chief Executive    2001         I
    2000                      Officer and Director
   Michael E. Kolowich ...... Vice Chairman and Director    2001         I
    1998
   Peter Woodward ........... Director                      2001         I
    2000
   James D. Daniell ......... Director                      2002       III
    1998
   Basil Regan .............. Director                      2002       III
    2000

        OCCUPATIONS OF DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

  The following table sets forth the director nominees to be elected at the meeting, the directors, executive officers and key employees of the Corporation, their ages and the positions currently held by each such person with the Corporation.

           Name            Age                     Position
           ----            ---                     --------
 Clifford M. Pollan.......  43 President, Chief Executive Officer and Director
 Michael E. Kolowich......  47 Vice Chairman and Director
 Ronald Benanto...........  51 Vice President--Finance, Chief Financial
                               Officer,
                               Treasurer and Assistant Secretary
 Jon A. McNerney..........  42 Senior Vice President--Worldwide Sales
 Alton Zink...............  44 Vice President--Human Resources
 Thomas Karanian..........  37 Vice President--Client Services and Operations
 Rory J. Cowan(2).........  47 Chairman of the Board of Directors
 James D. Daniell(1)(2)...  54 Director
 Murat H. Davidson, Jr....  55 Director Nominee
 William A. Devereaux(1)..  53 Director
 Basil Regan(1)...........  59 Director
 Peter Woodward(2)........  27 Director

--------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

  Clifford M. Pollan joined the Corporation in 1989 as a Vice President, served as Vice President-Sales and Marketing from May 1995 to March 1999 and as President and Chief Operating Officer from April 1999. In March 2000, Mr. Pollan was elected Chief Executive Officer and joined the Board of Directors. From 1986 to 1989, Mr. Pollan was a Director of Sales at Lotus Development Corporation, a computer software company. From 1985 to 1986, Mr. Pollan was the Vice President of Sales of Isys Corporation, a financial information company, and from 1978 to 1985 was employed by Data Resources, Inc., an economic information service company, most recently as a Director of Consulting.

  Michael E. Kolowich joined the Corporation in February 1998 as Vice Chairman and Director in connection with the Corporation's merger with Individual, Inc. ("Individual"). From September 1996 to February 1998, Mr. Kolowich served as Individual's President, Chief Executive Officer and, Chairman of the Board of Directors. Prior to joining Individual, Mr. Kolowich served from July 1996 until September 1996 as Vice President/Business Operations of Nets Inc., an Internet content provider formed in June 1996 when AT&T New Media Services, a provider of interactive online information services for business professionals, merged with Industry.Net. Mr. Kolowich served as President of AT&T New Media Services and AT&T Interchange Online Network from December 1994 until the merger with Industry.Net in June 1996. From April 1991 until December 1994, Mr. Kolowich was President of Ziff-Davis Interactive, an electronic publishing division of Ziff-Davis Publishing Company. Mr. Kolowich also serves as a member of the Board of Directors of SmarterKids.com, Inc.

  Ronald Benanto joined the Corporation in July 1999 as Vice President-- Finance and Operations, Treasurer and Assistant Secretary. From February 1998 to July 1999, Mr. Benanto served as Vice President, Finance at Genesis Direct, Inc. direct marketing and e-commerce company that, subsequent to Mr. Benanto's departure, filed for Chapter 11 bankruptcy in August 1999. From October 1991 to December 1997, Mr. Benanto was the Senior Vice President, Finance and Chief Financial Officer at Viewlogic Systems, Inc., an electronic design automation company.

  Jon A. McNerney joined the Corporation in 1994 as Director--European Sales, served as Vice President and Managing Director--International Sales from November 1996 through March, 2000 when he became Senior Vice President-- Worldwide Sales. Prior to joining the Corporation, Mr. McNerney was Vice President, Sales and Marketing from November 1993 to May 1994 and Director, Marketing and Sales from May 1992 to November 1993 at Investment Intelligence Systems Corporation, a software company.

  Alton Zink joined the Corporation in March 1998 as Director--Human Resources. Mr. Zink became Vice President--Human Resources in April 1999. Prior to joining the Corporation Mr. Zink was Director of Corporate Human Resources at PictureTel Technologies, a telecommunications company, from 1989 to 1998.

  Thomas Karanian joined the Corporation in September 1994 as Director-- Quality Engineering, served as Director--Client Services from December 1996 through August 1999, at which time he became Vice President--Client Services and Operations. Prior to joining the Corporation, Mr. Karanian was Quality Engineer Manager at Lotus Development Corporation, a computer software development company.

  Rory Cowan has served on the Board of Directors of the Corporation since May 1993 and was elected Chairman in March 2000. Since December 1996, Mr. Cowan has been Chairman and Chief Executive Officer of LioNBRIDGE Technologies, an international software services company. From 1991 to 1996, Mr. Cowan was an Executive Vice President of R.R. Donnelley & Sons Company, a supplier of commercial print and print-related services. During 1995 and 1996, Mr. Cowan was also the Chief Executive Officer of Stream International, Inc., a software services company. Mr. Cowan also serves as Chairman of Interleaf, Inc.

  James D. Daniell, Ph.D. became a director of the Corporation in February 1998, in connection with the Corporation's merger with Individual. Dr. Daniell served on Individual's Board from 1997 until the merger. Dr. Daniell has been Chief Executive Officer of Order Trust LLC, an electronic commerce company, since November 1997. From February 1997 to November 1997, he served as Chief Operating Officer and Vice President of Strategy and New Business Development at AT&T Networked Commerce Services, an internet service provider. From November 1996 to February 1997, Dr. Daniell served as Vice President of Electronic Messaging and New Business Development at AT&T Easy Commerce Services. From December 1995 to November 1996, Dr. Daniell was Vice President of Corporate and New Business Development at AT&T Corporation, an information and communication services provider. Dr. Daniell served from April 1994 to December 1995 as Vice President, Business Communications Services Strategy and New Business Development, at AT&T Corporation. Prior to that, Dr. Daniell was a founder and Vice President of Business Development and Strategic Relations at Bridge Builder Technologies, a software vendor. Dr. Daniell served from March 1991 to May 1993 as Strategic Planning Director and Vice President at UNIX Systems Laboratories. Dr. Daniell serves as Vice Chairman of the Massachusetts Software Council and is also the Board of Advisors of espanol.com.

  Murat H. Davidson is nominated as a director of the Corporation in connection with the Corporation's Annual Meeting. Mr. Davidson has been Managing Director of Regan Partners L.P., a limited partnership that invests in turnaround companies and special situations since 1996. From 1993 to 1995, Mr. Davidson served as a Managing Director at Tiger Management Corp., a hedge fund. Mr. Davidson serves as a member of the board of directors of Zaring National Corporation.

  William A. Devereaux became a director of the Corporation in February 1998, in connection with the Corporation's merger with Individual. Mr. Devereaux served on Individual's Board from 1989 until the merger. Mr. Devereaux has been Managing Director of American Capital Company, a venture capital and merchant banking company, since 1988. From 1993 to 1994, Mr. Devereaux was Vice President, Strategic Planning and Marketing at the GI Communications Division of General Instrument Corp., a creator of analog and digital systems that provide broadband telecommunications services. Prior to that, from 1979 to 1987, Mr. Devereaux was a principal at American Cable Systems Corporation where he served in various capacities including Executive Vice President, a national provider of cable television.

  Basil Regan became a director of the Corporation in March 2000. Mr. Regan founded in 1989 and is General Partner of Regan Partners, L.P., a limited partnership that invests primarily in turnaround companies and special situations in 1989. Mr. Regan is also President of Regan International Fund Ltd. and Regan Fund Management Ltd. Mr. Regan serves as a member of the board of directors of Hanover Direct Corporation.

  Peter Woodward became a director of the Corporation in March 2000. Since 1996, Mr. Woodward has been a research analyst with Regan Partners L.P., a limited partnership that invests primarily in turnaround companies and special situations. Prior to joining Regan Partners, Mr. Woodward was a research analyst for Munn, Bernhard & Associates, a New York investment management company, focusing on technology and related companies.

  Executive officers of the Corporation are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

  The Board of Directors met ten times during the fiscal year ended December 31, 1999. Each of the directors attended at least 75% of the meetings of the Board of Directors during fiscal 1999. The Corporation established an Audit Committee and Compensation Committee during fiscal 1995. The Audit Committee of the Board of Directors, of which Messrs. Cowan, Woodward and Daniell are currently members, is responsible for reviewing the results and scope of audits and other services provided by the Corporation's independent auditors. The Audit Committee, which during the fiscal year 1999 comprised Ms. Ellen Carnahan and Messrs. Cowan and Devereaux, met once during fiscal 1999. The Compensation Committee, whose members currently are Messrs. Daniell, Devereaux and Regan, makes recommendations concerning the salaries and incentive compensation of executive officers, employees and consultants to the Corporation and administers the Corporation's stock plans. The Compensation Committee, which during the fiscal year 1999 comprised Ms. June Rokoff and Messrs. Cowan and Daniell, met six times during fiscal 1999. The Board of Directors does not have a standing nominating committee.

     COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Compensation of Directors

  On January 23, 1996, the Compensation Committee of the Board of Directors approved the Director Compensation Plan. Under the Director Compensation Plan, each non-employee director receives both an annual retainer of $5,000 and a fee of $1,000 for each Board meeting physically attended. A "non-employee director," for purposes of the Director Compensation Plan, is a director who is not an employee of the Corporation and not an officer, director, general partner or employee of a securities firm, venture capital firm or other institution or corporation which, together with its affiliates, holds more than 5% of the Corporation's issued and outstanding Common Stock. Directors who are employees, or who hold more than 5% of the Corporation's Common Stock, receive no remuneration for serving as members of the Board or as members of committees of the Board. Non-employee directors are also reimbursed for their reasonable out-of-pocket travel expenses associated with their attendance at Board meetings. During the fiscal year ended December 31, 1999, Messrs. Cowan and Daniell and Ms. Rokoff each earned $15,000, and Mr. Deveraux and Ms. Carnahan each earned $14,000 and Mr. Deveraux earned $13,000 under the Director Compensation Plan.

  In addition, in order to provide an incentive to non-employee directors, options are granted to non-employee directors pursuant to the 1995 Non-employee Director Stock Option Plan, as amended, (the "Director Plan"). Under the Director Plan, each non-employee director receives, on the date such person is first elected to the Board, an option to purchase 20,000 shares (the "Initial Option") of the Corporation's Common Stock, vesting over three years. Subsequent to the grant of the Initial Option, each non-employee director who has attended at least 75% of the board meetings during the previous fiscal year will receive an option to purchase 2,500 shares of Common Stock, vesting on the first anniversary of the date of such grant. All options granted under the Director Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant. Each option granted under the Director Plan will expire ten years from the date of grant.

  During the fiscal year ended December 31, 1999, Messrs. Cowan, Daniell and Devereaux and Ms. Carnahan and Ms. Rokoff each received options to purchase 2,500 shares at an exercise price of $8.5630 per share pursuant to the Director Plan.

Executive Compensation Summary

  The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Corporation in all capacities during the fiscal years ended December 31, 1999, 1998, and 1997 to
(i) the individual who served as the Corporation's Chief Executive Officer for the fiscal year ended December 31, 1999 and (ii) each of the other four most highly compensated executive officers of the Corporation who received total annual salary and bonus in excess of $100,000 in the fiscal year ended December 31, 1999 (the "Named Executive Officers").

                          Summary Compensation Table

                                                       Long-Term
                                                      Compensation
                                                       Securities         All
   Name and Principal           Annual   Compensation  Underlying        Other
        Position          Year Salary($) Bonus($)(1)   Options(#)   Compensation(2)
   ------------------     ---- --------- ------------ ------------  ---------------
Donald L. McLagan(3)....  1999 $176,827    $13,779          --           $ 800
 Chairman, Chief          1998  156,000     19,991      100,500            800
 Executive Officer and
  Director                1997  147,500     18,925          --             760
Clifford M. Pollan(3)...  1999  172,497     44,690      120,000            800
 President and Chief
  Operating               1998  156,000     35,591       80,500            800
 Officer                  1997  147,500     41,650       45,000(4)         760
Ronald Benanto(5).......  1999   85,479     21,981      150,000            --
 Vice President--
  Finance,                1998      --         --           --             --
 Chief Financial          1997      --         --           --             --
 Officer, Treasurer
 & Assistant Secretary
Edward R. Siegfried(6)..  1999  127,135      6,492          --             800
 Vice President--
  Finance,                1998  156,000     19,991       80,500            800
 Chief Financial          1997  147,500     18,925       45,000(4)         760
 Officer, Treasurer
 and Assistant Secretary
Daniell F.X.
 O'Reilly(7)............  1999  157,556      9,739          --           1,944
 Vice President and
  Chief                   1998  156,000     19,991       50,000            --
 Technology Officer       1997  147,500     18,925       45,000(4)       1,770
John M. Moss(8).........  1999  185,596      5,341          --             --
 Vice President--         1998  156,000     19,991       60,500            --
 Development              1997  150,000     18,925       50,000(4)         --

--------
(1) Includes bonuses earned with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.

(2) Represents matching contributions made by the Corporation to the Named Executive Officer under the Corporation's 401(k) plan.

(3) Mr. McLagan retired as the Corporation's Chairman and Chief Executive Officer in March 1999. Effective March 14, 2000, Mr. Pollan was named Chief Executive Officer and was appointed to the Board of Directors.

(4) Includes options granted pursuant to the repricing of options in 1997.

(5) Mr. Benanto joined the Corporation as Vice President--Finance, Chief Financial Officer, Treasurer and Assistant Secretary in July 1999

(6) Mr. Siegfried officially retired as Vice President--Finance, Chief Financial Officer, Treasurer and Assistant Secretary in March 1999, but continued in this position until the hiring of his successor in July 1999. $25,000 of Mr. Siegfried's 1999 annual salary is in connection with his service as a consultant to the Corporation subsequent to his retirement.

(7) Mr. O'Reilly resigned as Vice President and Chief Technology Officer in January 2000.

(8) Mr. Moss resigned as Vice President--Development in August 1999. $70,833 of Mr. Moss' annual salary consists of a severance payment made in 1999.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

  The following table provides certain information concerning grants of options to purchase the Corporation's Common Stock made during the year ended December 31, 1999 to each of the Named Executive Officers. No stock appreciation rights ("SARs") were granted during the fiscal year ended December 31, 1999.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                       Individual Grants
                         -----------------------------------------------
                                        Percent of
                                          Total
                          Number of    Options/SARs Exercise
                          Securities     Granted       or
                          Underlying   to Employees   Base               Grant Date
                         Options/SARs   in Fiscal     Price   Expiration  Present
   Name                    Granted         Year     ($/Share)    Date    $/Value(1)
   ----                  ------------  ------------ --------- ---------- ----------
Donald L. McLagan.......       --           --          --         --          --
Clifford M. Pollan......   120,000(2)      7.48%     $8.875    3/19/09    $636,000
Ronald Benanto..........   150,000(2)      9.34%     $8.125     7/6/09    $795,000
Edward R. Siegfried.....       --           --          --         --          --
Daniell F.X. O'Reilly...    25,000(2)      1.56%     $8.875    3/19/09    $132,500
John M. Moss............    40,000(2)      2.49%     $8.875    3/19/09    $212,000

--------
(1) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Corporation's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value: an option term of 5 years, volatility at .70, interest rate at (4.60%-6.38%)%. The real value of the options in this table depends upon the actual performance of the Corporation's stock during the applicable period.

(2) Options will vest one-third on the first anniversary from the date of grant with the remainder vesting in twenty-four equal monthly installments thereafter.

            AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

  The following table provides information as to options exercised in 1999 by the Named Executive Officers, the value realized upon such exercises and the value of options held by such officers at year end based on the closing price of the Corporation's Common Stock on December 31, 1999.

            Aggregated Option/SAR Exercises in Last Fiscal Year and
                       Fiscal Year-End Option/SAR Values

                                                Number of Securities
                                               Underlying Unexercised           Value of Unexercised
                                                   Options/SARs at             In-the-Money Options at
                           Shares                  Fiscal Year-End                 Fiscal Year-End
                         Acquired on  Value   ------------------------- -------------------------------------
          Name            Exercise   Realized Exercisable Unexercisable Exercisable($)(1) Unexercisable($)(1)
          ----           ----------- -------- ----------- ------------- ----------------- -------------------
Donald L. McLagan.......      --         --     46,333        54,167             --            $  2,532
Clifford M. Pollan......      --         --     78,411       167,089        $147,352           $377,485
Edward R. Siegfried.....   41,765    $82,069    36,646        47,089        $ 72,038           $ 39,925
Ronald Benanto..........      --         --        --        150,000             --            $534,450
Daniell F.X. O'Reilly...      --         --     60,573           --         $131,105                --
John M. Moss............   30,395    $53,382    28,461           --         $ 25,049                --

--------
(1) Value is based on the difference between the option exercise price and the fair market value at December 31, 1999 ($11.688 per share as quoted on the Nasdaq National Market) multiplied by the number of shares underlying the option.

Compensation Committee's Report on Executive Compensation

  This report is submitted by the Compensation Committee. The Compensation Committee during fiscal year 1999 comprised Ms. Rokoff and Messrs. Cowan and Daniell, each of whom are non-employee directors. In March 2000 subsequent to Ms. Rokoff's resignation from the Board of Directors, the Compensation Committee was re-constituted to comprise Messrs. Daniell, Devereaux and Regan. Pursuant to authority delegated by the Board of Directors, the Compensation Committee is responsible for reviewing and administering the Corporation's stock plans and reviewing and approving compensation matters concerning the executive officers, employees and consultants to the Corporation.

  Cash Compensation. Messrs. McLagan, Pollan, Siegfried, O'Reilly and Moss each received annual base salaries of $185,000, $178,000, $170,000, $164,000 and $170,000, respectively effective April 1, 1999. From January 1, 1999 through March 31, 1999, Messrs. McLagan, Pollan, Siegfried, O'Reilly and Moss each received annual base salaries of $156,000. Mr. Benanto, who joined the Corporation in July 1999, received an annual base salary of $175,000. The Compensation Committee attempts to keep the base salary for the Corporation's executive officers competitive by comparing it with those of other companies in the computer software industry and other companies with similar market capitalizations. The Compensation Committee's goal is to align the interests of the Corporation's executive officers with its stockholders by incenting them through performance based bonuses and equity compensation.

  On February 13, 1997, the Compensation Committee of the Board of Directors approved a short-term cash incentive compensation plan (the "Accountability Group Bonus Plan"), which provides that the executive officers, along with other designated members of senior management, receive bonuses based upon the Corporation's financial performance in the current fiscal year. Each executive officer's bonus may range from zero to a maximum amount determined by reference to the final audited financial statements of the Corporation. During the fiscal year ended December 31, 1999, Messrs. McLagan, Pollan, Siegfried, O'Reilly and Moss each earned a bonus of $13,779, $16,683, $6,492, $9,739 and $5,346, respectively pursuant to the Accountability Group Bonus Plan. Mr. Pollan received in 1999, in addition to his base salary and bonus, an additional bonus of $21,696 based upon a formula relating to the Corporation's revenues and profits. In connection with Mr. Benanto's retention as Vice President--Finance, Chief Financial Officer, Treasurer and Assistant Secretary in July 1999, Mr. Benanto received a guaranteed bonus of $21,981 in 1999.

  Equity Compensation. The Corporation's equity compensation program is designed to provide long-term incentives to executive officers to encourage executive officers to remain with the Corporation and to provide executives with the opportunity to obtain significant, long-term stock ownership. The Compensation Committee generally grants options that become exercisable over a four-year period and that have exercise prices equal to the fair market value of the Common Stock on the date of grant. However, in the case of executive officers who beneficially own more than ten percent (10%) of the Corporation's Common Stock, the Internal Revenue Code of 1986, as amended, requires that the exercise price of incentive stock options granted to such executive officers be 110% of the fair market value of the Common Stock on the date of grant. In 1999, pursuant to the 1995 Stock Plan, the Compensation Committee granted 40,000 non-qualified stock options to Mr. Moss, 25,000 non-qualified stock options to Mr. O'Reilly, 120,000 non-qualified stock options to Mr. Pollan and 113,079 non-qualified stock options to Mr. Benanto. In addition, the Compensation Committee granted 36,921 incentive stock options to Mr. Benanto.

  Other Benefits. The Corporation also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Corporation offers a stock purchase plan under which employees may purchase Common Stock at a discount. The Corporation also maintains insurance and other benefit plans for its employees.

  Tax Deductibility of Executive Compensation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct for federal income tax purposes, compensation in excess of $1 million paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "Qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by
Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code. The Compensation Committee believes that compensation deductions attributable to options granted under the corporations 1995 and 2000 Stock Plans qualify for an exception to the requirements of Section 162(m).

Respectfully submitted by the Compensation Committee of the Board of Directors

  Rory J. Cowan
  James D. Daniell
  June Rokoff (1)
--------
(1) Ms. Rokoff resigned from the Compensation Committee and the Board of Directors on March 13, 2000.

Compensation Committee Interlocks and Insider Participation

  Interlocks. The Compensation Committee during fiscal year 1999 comprised Ms. Rokoff and Messrs. Cowan and Daniell. The Corporation's Compensation Committee of the Board of Directors currently consists of Messrs. Daniell, Deveraux and Regan. No executive officer of the Corporation served as a member of the compensation committee of another entity (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of which either Ms. Rokoff or Messrs. Cowan, Daniell and Regan is an executive officer.

  Employment Agreement with Mr. Kolowich. In connection with the Corporation's merger with Individual, the Corporation entered into an employment agreement with Michael E. Kolowich, the Corporation's Vice Chairman and a Director of the Corporation and formerly the Chairman, President and Chief Executive Officer of Individual. Under this employment agreement, Mr. Kolowich served as a full-time senior executive to the Corporation from February 24, 1998 (the effective date of the merger with Individual (the "Effective Date") until April 30, 1998 (the "Transition Period"). From May 1, 1998 until the third anniversary of the Effective Date, Mr. Kolowich has served and will continue to serve as a senior executive consultant to the Corporation (the "Remaining Term"). Furthermore, during the term of his employment agreement, the Corporation shall take all action necessary and proper to cause Mr. Kolowich to be elected to the Corporation's Board of Directors and to serve as the Vice Chairman of the Corporation. Pursuant to the employment agreement, Mr. Kolowich received a salary at the annual rate of $250,000 during the Transition Period and receives a salary at an annual rate of $50,000 during the Remaining Term, or until Mr. Kolowich accepts full time employment with a third party. Mr. Kolowich is eligible to participate in the benefits plans maintained by the Corporation during the term of the employment agreement. Also, under the terms of the employment agreement, Mr. Kolowich will be bound by non-competition and non-disclosure requirements. Upon the Effective Date, the Corporation assumed all stock options then held by Mr. Kolowich all of which became immediately exercisable, with the exception of 784 shares.

  Consulting Agreement with Mr. Siegfried. In March 1999, the Corporation entered into a consulting agreement with Edward R. Siegfried in connection with his retirement as Vice President--Finance, Chief Executive Officer, Treasurer and Assistant Secretary. Under the terms of the consulting agreement, during the period from March 31, 1999 through June 30, 1999 Mr. Siegfried continued in his capacity as Vice President--Finance, Chief Executive Officer, Treasurer and Assistance Secretary of the Corporation in exchange for compensation at an annualized rate of $178,000. Mr. Siegfried further agreed to serve as Senior Executive Consultant to the Corporation for compensation at an annualized rate of $50,000 from the period commencing April 1, 1999 until the termination of the consulting agreement, such termination to be no later than June 30,

2002. The Corporation also agreed that certain of Mr. Siegfried's options would continue to be exercisable throughout the term of the consulting agreement.

  Severance Agreement and Release with Mr. McLagan. In March 2000, the Company entered into a severance agreement and release with Donald L. McLagan in connection with his retirement as Chief Executive Officer and Chairman. Under the terms of the severance agreement and release, Mr. McLagan will receive severance at an annual rate of $185,000 commencing March 14, 2000 up to and through March 14, 2001 The Company has further agreed that Mr. McLagan's options shall be exercisable until March 14, 2001. Also under the terms of the severance agreement and release, Mr. McLagan will be bound by non-competition, non-solicitation and non-disclosure requirements.

Stock Performance Graph

  The following graph compares the percentage change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering on August 11, 1995 through December 31, 1999, with the cumulative total return for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer and Data Processing Services Stock Index (the "Nasdaq Computer Index"). The comparison assumes $100 were invested on August 11, 1995 in the Corporation's Common Stock at the $15.00 initial offering price and in each of the foregoing indices and assumes reinvestment of dividends, if any.





                  Comparison of Cumulative Total Return Among
                NewsEdge Corporation, Nasdaq Stock Market Index
                        and Nasdaq Computer Index(1)(2)

[GRAPH APPEARS HERE]

              NewsEDGE Corporation           Nasdaq Composite Index         Nasdaq Computer Index
8/11/95            $100                                 $100                       $100
9/29/95            $232                                 $104                       $102
12/29/95           $163                                 $105                       $106
3/29/96            $245                                 $110                       $111
6/28/96            $222                                 $119                       $124
9/30/96            $193                                 $124                       $126
12/31/96           $128                                 $130                       $131
3/31/97            $ 85                                 $122                       $122
6/30/97            $ 73                                 $145                       $156
9/30/97            $ 68                                 $169                       $171
12/31/97           $ 61                                 $159                       $161
3/31/98            $ 94                                 $186                       $213
6/30/98            $ 66                                 $191                       $236
9/30/98            $ 58                                 $173                       $223
12/31/98           $ 78                                 $223                       $288
3/31/99            $ 57                                 $251                       $347
6/30/99            $ 52                                 $275                       $361
9/30/99            $ 62                                 $281                       $374
12/31/99           $ 78                                 $415                       $634

(1) Prior to August 11, 1995 the Corporation's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This chart is not "solicited material", is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filings of the Corporation under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on this graph was obtained from the Nasdaq Stock Market and the Nasdaq Stock Market and the Nasdaq Computer indices were prepared for Nasdaq by the Center for Research in Security Prices at the University of Chicago, a source believed to be reliable, although the Corporation is not responsible for any errors or omissions in such information.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                             CERTAIN TRANSACTIONS

  William Blair & Company, an affiliate of William Blair Venture Partners III ("Blair"), is a customer of the Corporation and was billed an aggregate of approximately $95,000 in NewsEdge subscriber fees in the year ended December 31, 1999. Ms. Carnahan, a general partner of Blair, served on the Board of Directors of the Corporation through March 2000.

  Employment Agreement with Mr. Kolowich. In connection with the Corporation's merger with Individual, the Corporation has entered into an employment agreement with Michael E. Kolowich, the Corporation's Vice Chairman and a Director of the Corporation and formerly the Chairman, President and Chief Executive Officer of Individual. Under this employment agreement, Mr. Kolowich served as a full-time senior executive consultant to the Corporation from February 24, 1998 (the effective date of the merger with Individual (the "Effective Date") until April 30, 1998 (the "Transition Period"). From May 1, 1998 until the third anniversary of the Effective Date, Mr. Kolowich has served and will continue to serve as a senior executive consultant to the Corporation (the "Remaining Term"). Furthermore, during the term of his employment agreement, the Corporation shall take all action necessary and proper to cause Mr. Kolowich to be elected to the Corporation's Board of Directors and to serve as the Vice Chairman of the Corporation. Pursuant to the employment agreement, Mr. Kolowich received a salary at the annual rate of $250,000 during the Transition Period and receives a salary at an annual rate of $50,000 during the Remaining Term, or until Mr. Kolowich accepts full time employment with a third party. Mr. Kolowich is eligible to participate in the benefits plans maintained by the Corporation during the term of the employment agreement. Also, under the terms of the employment agreement, Mr. Kolowich will be bound by non-competition and non-disclosure requirements. Upon the Effective Date, the Corporation assumed all stock options then held by Mr. Kolowich all of which became immediately exercisable, with the exception of 784 shares.

  Consulting Agreement with Mr. Siegfried. In March 1999, the Corporation entered into a consulting agreement with Edward R. Siegfried in connection with his retirement as Vice President--Finance, Chief Executive Officer, Treasurer and Assistant Secretary. Under the terms of the consulting agreement, during the period from March 31, 1999 through June 30, 1999 Mr. Siegfried continued in his capacity as Vice President--Finance, Chief Executive Officer, Treasurer and Assistance Secretary of the Corporation in exchange for compensation at an annualized rate of $178,000. Mr. Siegfried further agreed to serve as Senior Executive Consultant to the Corporation for compensation at an annualized rate of $50,000 from the period commencing April 1, 1999 until the termination of the consulting agreement, such termination to be no later than June 30, 2002. The Corporation also agreed that certain of Mr. Siegfried's options would continue to be exercisable throughout the term of the consulting agreement.

  Severance Agreement and Release with Mr. McLagan. In March 2000, the Company entered into a severance agreement and release with Donald L. McLagan in connection with his retirement as Chief Executive Officer and Chairman. Under the terms of the severance agreement and release, Mr. McLagan will receive severance at an annual rate of $185,000 commencing March 14, 2000 up to and through March 14, 2001 The Company has further agreed that Mr. McLagan's options shall be exercisable until March 14, 2001. Also under the terms of the severance agreement and release, Mr. McLagan will be bound by non-competition, non-solicitation and non-disclosure requirements.

                                  PROPOSAL 2

                AMENDMENT OF THE CORPORATION'S 1995 STOCK PLAN

  The Corporation's 1995 Stock Plan (the "1995 Plan") was initially adopted by the Board of Directors on June 16, 1995 and initially approved by stockholders on June 26, 1995. The 1995 Plan authorized the grant of stock to employees, non-employee directors and consultants of the Corporation. A maximum of 625,000 shares of Common Stock were originally reserved for issuance under the 1995 Plan. Such number was increased to 1,625,000 at the Corporation's Annual Meeting of Stockholders which was held on June 3, 1997 and to 4,125,000 at the Special Meeting of Stockholders which was held on February 24, 1998. Options granted under the 1995 Plan may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options, as determined by the Compensation Committee of the Board of Directors. Stock appreciation rights may also be granted under the 1995 Plan.

  As of the Record Date, options to purchase 3,845,233 shares of Common Stock granted under the 1995 Plan were outstanding, 279,767 shares remained available for future option grants, and options covering 273,731 shares had been exercised.

  On March 22, 2000, the Board of Directors approved a further increase of 1,537,600 shares for issuance under the 1995 Plan, which, if approved by the stockholders, would increase the total shares reserved for issuance under the 1995 Plan since its inception and as of the date immediately following approval of this proposal to 5,662,600 shares.

  Stockholders are requested to approve this amendment to the 1995 Plan. The management of the Corporation relies on stock options as an essential part of the compensation package necessary to attract and retain experienced officers and employees. The Board of Directors believes this increase is in the best interests of the Corporation as the increase can contribute to ensuring that the Corporation will have an adequate reserve of shares under the 1995 Plan, providing additional long-term incentives to help retain key personnel in the Combined Company.

  The affirmative vote of a majority of the votes cast with regard to this proposal will be required to approve the amendment to the 1995 Plan. Abstentions will be counted toward the number of shares represented and voting at the NewsEdge Annual Meeting.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"

                        THE AMENDMENT OF THE 1995 PLAN

Description of the 1995 Plan

  The purpose of the 1995 Plan is to provide incentives to officers and other employees of the Corporation by providing them with opportunities to purchase stock of the Corporation pursuant to options which qualify as incentive stock options ("ISO" or "ISOs") as defined in Section 422 of the Code. The 1995 Plan also provides for the issuance to consultants, employees, officers and directors of the Corporation of options which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). Awards and Purchases may also be granted to consultants, employees, officers and directors of the Corporation. ISOs, Non-Qualified Options, Awards and Purchases are sometimes referred to collectively as "Stock Rights," and ISOs and Non-Qualified Options are sometimes referred to collectively as "Options."

  Administration. The 1995 Plan is administered by the Compensation Committee of the Board of Directors of the Corporation (the "Compensation Committee"), which currently consists of three directors. Subject to the terms of the 1995 Plan, the Compensation Committee has the authority to select the optionees and determine the terms of the Options granted, including: (i) the number of shares subject to each Option, (ii) when the Option becomes exercisable, (iii) the exercise price of the Option, (iv) the duration of the Option, and (v) the time, manner and form of payment upon exercise of an Option. The interpretation and construction by the Committee of any provision of the 1995 Plan or of any Stock Right granted under the 1995 Plan shall be final unless otherwise determined by the Board of Directors of the Corporation.

  Eligible Participants. Subject to certain limitations, ISOs under the 1995 Plan may be granted to any employee of the Corporation other than members of the Compensation Committee. For any ISO optionee, the aggregate fair market value (determined on the date of grant of an ISO) of Common Stock exercised by such optionee during any calendar year (under all stock option plans of the Corporation or Related Corporations) cannot exceed $100,000. Any portion of an ISO grant that exceeds such $100,000 limit will be treated for tax purposes as a Non-Qualified Option. Non-Qualified Options, awards and purchases may be granted to any director (other than a member of the Committee), officer, employee or consultant of the Corporation. As of the Record Date, there were approximately 336 officers and employees of the Corporation that were eligible to participate in the 1995 Plan.

  Granting of Stock Rights, Prices and Duration. Stock Rights may be granted under the 1995 Plan at any time prior to June 16, 2005. Pursuant to the 1995 Plan, ISOs cannot be granted with exercise prices less than the fair market value of the Common Stock on the date of grant as determined in good faith by the Board of Directors (or less than 110% of the fair market value in the case of ISOs granted to an employee or officer holding 10% or more of the total combined voting power of the Corporation). The exercise price per share of Non-Qualified Options granted under the 1995 Plan cannot be less than the minimum legal consideration required under applicable state law. On the Record Date the closing price of the Corporation's Common Stock on Nasdaq was $3.25.

  The 1995 Plan provides that each Option shall expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options. However, in the case of an ISO granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Corporation or any Related Corporation, such ISO shall expire five years from the date of grant.

  Exercise of Options. Each Option granted under the 1995 Plan shall either be fully exercisable at the time of grant or shall become exercisable in such installments as the Committee may specify. Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. The Committee shall have the right to accelerate the date of exercise of any installment of any Option (subject to the $100,000 per year limit on the fair market value of stock subject to ISOs granted to any employee which may become exercisable in any calendar year).

  Payment for exercise of an Option under the 1995 Plan may be made in cash or by check or, if authorized by the Committee in its discretion, in full or in part by a personal recourse, interest-bearing note, by tendering shares of Common Stock or by an assignment to the Corporation of the proceeds from the sale of Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay the amount to the Corporation.

  Effect of Termination of Employment, Disability or Death. Options granted under the 1995 Plan are not transferable by the option holder except by will or by the laws of descent and distribution. If an ISO optionee ceases to be employed by the Corporation or any Related Corporation other than by reason of death or disability, no further installment of his or her ISOs will become exercisable, and the ISOs shall terminate after the passage of 90 days from the date of termination of employment (but not later than their specified expiration dates), except to the extent that such ISOs shall have been converted into Non-Qualified Options.

  If an optionee dies, any ISO held by the optionee may be exercised, to the extent exercisable on the date of death, by the optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time within 180 days from the date of the optionee's death (but not later than the specified expiration date of the ISO). If an ISO optionee ceases to be employed by the Corporation by reason of his or her disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise any ISO held by him or her on the date of termination of employment, to the extent exercisable on that date, at any time within 180 days from the date of termination of employment (but not later than the specified expiration date of the ISO). Non-Qualified Options are subject to the termination and cancellation provisions as may be determined by the Committee.

  Non-Assignability of Options. Only the optionee may exercise an Option. No assignment or transfers are permitted except by will or by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order.

  Miscellaneous. Option holders are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 1995 Plan at any time (although such action shall not affect options previously granted). Any shares subject to an Option which for any reason expires or terminates unexercised may again be available for option grants under the 1995 Plan. Unless terminated sooner, the 1995 Plan will terminate on June 16, 2005.

 Stock Options Outstanding under the 1995 Plan

  The following table sets forth as of May 15, 2000 all Options outstanding under the 1995 Stock Plan for (i) each of the Named Officers, (ii) each person who has received five percent or more of the Options granted under the 1995 Plan, (iii) all current executive officers of the Company, as a group, (iv) all current directors who are not executive officers, as a group and (v) all employees who are not executive officers or directors of the Company, as a group.

                                                                    Number of
                                                                     Shares
                                                                   Represented
                   Name and Principal Position                     by Options
                   ---------------------------                     -----------
Donald L. McLagan(1)..............................................    100,500
Clifford M. Pollan(1).............................................    280,500
 President, Chief Executive Officer and Director
Ronald Benanto(2).................................................    225,000
 Vice President--Finance, Chief Financial Officer, Treasurer &
  Assistant Secretary
Edward R. Siegfried(3)............................................    169,500
All Current Executive Officers....................................    505,000
All Current Directors who are not Executive Officers..............     70,000
All Employees who are not Executive Officers or Directors.........  3,169,233

--------
(1) Mr. McLagan retired as the Corporation's Chairman and Chief Executive Officer in March 1999. Effective March 14, 2000, Mr. Pollan was named Chief Executive Officer and was appointed to the Board of Directors.

(2) Mr. Benanto joined the Corporation as Vice President--Finance, Chief Financial Officer, Treasurer and Assistant Secretary in July 1999

(3) Mr. Siegfried officially retired as Vice President--Finance, Chief Financial Officer, Treasurer and Assistant Secretary in March 1999, but continued in this position until the hiring of his successor in July 1999.

                                  PROPOSAL 3

                                APPROVAL OF THE
                 2000 NON-OFFICER AND NON-DIRECTOR STOCK PLAN

  On March 22, 2000, the Corporation's 2000 Non-Officer and Non-Director Stock Plan (the "2000 Plan") was adopted by the Board of Directors and recommended for approval to the stockholders. Under the terms of the 2000 Plan, the Corporation is authorized to make stock awards, provide eligible participants with the opportunity to purchase stock, grant ISOs and grant Non-Qualified Options (collectively, the "2000 Stock Rights") to persons who are not directors and/or officers of the Corporation. The 2000 Plan provides for the issuance of up to 962,400 shares. The terms of such 2000 Stock Rights, including the number of shares subject to each Stock Right, when the Stock Right becomes exercisable, the exercise or purchase price of the Stock Right, the duration of the Stock Right and the time, manner and form of payment upon exercise of a Stock Right, are to be determined by the Compensation Committee.

  As of the Record Date, options to purchase 962,400 shares of Common Stock granted under the 2000 Plan were outstanding, no shares remained available for future option grants and no options had been exercised.

  The Corporation relies on stock options as an inducement to obtain and retain the services of key employees and other individuals who are not officers or directors of the Corporation. The Board of Directors believes that adoption of the 2000 Plan is essential to permit the Corporation to continue to provide long-term, equity-based compensation to present and future key employees and other individuals of the Corporation. For various administrative and tax purposes, the Board of Directors had recommended establishing a new stock option plan for future grants of ISOs and Non-Qualified Options to these eligible individuals of the Corporation.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                        VOTE "FOR" THE APPROVAL OF THE
                 2000 NON OFFICER AND NON DIRECTOR STOCK PLAN

Description of the 2000 Stock Plan

  The purpose of the 2000 Plan is to provide incentives to key employees and other employees of the Corporation by providing them with opportunities to purchase stock of the Corporation pursuant to options which qualify as incentive stock options ("ISO" or "ISOs") as defined in Section 422 of the Code. The 2000 Plan also provides for the issuance to consultants, employees, and others of the Corporation of options which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). Awards and Purchases may also be granted to consultants, employees, and others of the Corporation. ISOs, Non-Qualified Options, Awards and Purchases are sometimes referred to collectively as "Stock Rights," and ISOs and Non-Qualified Options are sometimes referred to collectively as "Options."

  Administration. The 2000 Plan is administered by the Compensation Committee of the Board of Directors of the Corporation (the "Compensation Committee"), which currently consists of three directors. Subject to the terms of the 2000 Plan, the Compensation Committee has the authority to select the optionees and determine the terms of the Options granted, including: (i) the number of shares subject to each Option, (ii) when the Option becomes exercisable, (iii) the exercise price of the Option, (iv) the duration of the Option, and (v) the time, manner and form of payment upon exercise of an Option. The interpretation and construction by the Committee of any provision of the 2000 Plan or of any Stock Right granted under the 2000 Plan shall be final unless otherwise determined by the Board of Directors of the Corporation. Neither stock rights nor options may be granted to officers or directors of the Corporation.

  Eligible Participants. Subject to certain limitations, ISOs under the 1995 Plan may be granted to any employee of the Corporation other than officers and directors. For any ISO optionee, the aggregate fair market value (determined on the date of grant of an ISO) of Common Stock exercised by such optionee during any calendar year (under all stock option plans of the Corporation or Related Corporations) cannot exceed $100,000. Any portion of an ISO grant that exceeds such $100,000 limit will be treated for tax purposes as a Non-Qualified Option. Non-Qualified Options, awards and purchases may be granted to any employee, consultant, and others of the Corporation. As of the Record Date, there were approximately 321 employees, consultants, and others that were eligible to participate in the 2000 Plan.

  Granting of Stock Rights, Prices and Duration. Stock Rights may be granted under the 2000 Plan at any time prior to March 22, 2010. Pursuant to the 2000 Plan, ISOs cannot be granted with exercise prices less than the fair market value of the Common Stock on the date of grant as determined in good faith by the Board of Directors (or less than 110% of the fair market value in the case of ISOs granted to an employee or officer holding 10% or more of the total combined voting power of the Corporation). The exercise price per share of Non-Qualified Options granted under the 2000 Plan cannot be less than the minimum legal consideration required under applicable state law. On the Record Date the closing price of the Corporation's Common Stock on Nasdaq was $3.25.

  The 2000 Plan provides that each Option shall expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options. However, in the case of an ISO granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Corporation or any Related Corporation, such ISO shall expire five years from the date of grant.

  Exercise of Options. Each Option granted under the 2000 Plan shall either be fully exercisable at the time of grant or shall become exercisable in such installments as the Committee may specify. Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. The Committee shall have the right to accelerate the date of exercise of any installment of any Option (subject to the $100,000 per year limit on the fair market value of stock subject to ISOs granted to any employee which may become exercisable in any calendar year).

  Payment for exercise of an Option under the 2000 Plan may be made in cash or by check or, if authorized by the Committee in its discretion, in full or in part by a personal recourse, interest-bearing note, by tendering shares of Common Stock or by an assignment to the Corporation of the proceeds from the sale of Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay the amount to the Corporation.

  Effect of Termination of Employment, Disability or Death. Options granted under the 2000 Plan are not transferable by the option holder except by will or by the laws of descent and distribution. If an ISO optionee ceases to be employed by the Corporation or any Related Corporation other than by reason of death or disability, no further installment of his or her ISOs will become exercisable, and the ISOs shall terminate after the passage of 90 days from the date of termination of employment (but not later than their specified expiration dates), except to the extent that such ISOs shall have been converted into Non-Qualified Options.

  If an optionee dies, any ISO held by the optionee may be exercised, to the extent exercisable on the date of death, by the optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time within 180 days from the date of the optionee's death (but not later than the specified expiration date of the ISO). If an ISO optionee ceases to be employed by the Corporation by reason of his or her disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise any ISO held by him or her on the date of termination of employment, to the extent exercisable on that date, at any time within 180 days from the date of termination of employment (but not later than the specified expiration date of the ISO). Non-Qualified Options are subject to the termination and cancellation provisions as may be determined by the Committee.

  Non-Assignability of Options. Only the optionee may exercise an Option. No assignment or transfers are permitted except by will or by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order.

  Miscellaneous. Option holders are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 2000 Plan at any time (although such action shall not affect options previously granted). Any shares subject to an Option which for any reason expires or terminates unexercised may again be available for option grants under the 2000 Plan. Unless terminated sooner, the 2000 Plan will terminate on March 22, 2010.

                 UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

  The following discussion of the U.S. Federal income tax consequences of the issuance and exercise of Stock Rights granted under the 1995 and 2000 Plans is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations thereunder, and existing administrative rulings of the Internal Revenue service. It is not intended to be a complete discussion of all of the U.S. Federal income tax consequences of the 1995 and 2000 Plans or of the requirements that must be met in order to qualify for the described tax treatment.

  Incentive Stock Options. The following general rules are applicable under current federal income tax law to ISOs granted under the 1995 and 2000 Plans:

    1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal tax deduction is allowed to the Corporation upon either grant or exercise of an ISO.

    2. If shares acquired upon exercise of an ISO are not disposed of within
  (i) two years following the date the ISO was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

    3. If shares acquired upon exercise of an ISO are disposed of before the Holding Periods are met (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

    4. In any year that an optionee recognizes compensation income as the result of a Disqualifying Disposition of stock acquired by exercising an ISO, the Corporation generally should be entitled to a corresponding deduction for Federal income tax purposes.

    5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain.

    6. Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

    7. An optionee may be entitled to exercise an ISO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

    8. In addition to the tax consequences described above, the exercise of ISOs may result in additional tax liability to the optionee under the alternative minimum tax rules. The Code provides that an "alternative minimum tax" (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

    9. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

  Non-Qualified Options. The following general rules are applicable under current federal income tax law to Non-Qualified Options granted under the 1995 and 2000 Plans:

    1. The optionee generally does not realize any taxable income upon the grant of a Non-Qualified Option, and the Corporation is not allowed a federal income tax expense deduction by reason of such grant.

    2. The optionee generally will recognize ordinary income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

    3. When the optionee sells the shares acquired pursuant to a Non-Qualified Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's Holding Period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

    4. The Corporation generally should be entitled to a corresponding Federal income tax deduction when the optionee recognizes compensation income.

    5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

    6. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

  Awards and Purchases. The following general rules are applicable under current federal income tax law to Awards and Purchases under the 1995 and 2000 Plans.

    1. Persons receiving Common Stock pursuant to an Award or Purchase generally will recognize ordinary compensation income equal to the fair market value of the shares received, reduced by any purchase price paid.

    2. The Corporation generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes ordinary income. When such Common Stock is sold, the seller generally will recognize capital gain or loss.

    3. Special rules apply if the stock acquired pursuant to an Award or Purchase is subject to vesting or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

  The foregoing is only a summary of the effect of federal income taxation upon optionees and the Corporation with respect to the grant and exercise of options and stock appreciation rights under the 1995 and 2000 Plans. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

                                  PROPOSAL 4

                            APPOINTMENT OF AUDITORS

  The Board of Directors proposes that the firm of Arthur Andersen LLP ("Arthur Andersen"), independent certified public accountants, be appointed to serve as auditors for the fiscal year ending December 31, 2000. The ratification of this selection is not required under the laws of the State of Delaware, where the Corporation is incorporated, but the results of this vote will be considered by the Board of Directors in selecting auditors for future fiscal years. Arthur Andersen has served as the Corporation's accountants since 1988. It is expected that a member of Arthur Andersen will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                VOTE "FOR" THE RATIFICATION OF THIS SELECTION.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities and Exchange Act, as amended, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the Securities and Exchange Commission to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 1999 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons, except for Michael Kolowich, William A. Devereaux and Daniell F.X. O'Reilly complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 1999.

                             STOCKHOLDER PROPOSALS

  Proposals of Stockholders intended for inclusion in the proxy statement to be furnished to all Stockholders entitled to vote at the next Annual Meeting of Stockholders of the Corporation must be received at the Corporation's principal executive offices not later than January 24, 2001. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to NewsEdge Corporation, 80 Blanchard Road, Burlington, Massachusetts 01803, attention: Secretary. In general, stockholder proposals intended to be presented at an annual meeting, including proposals for the nomination of directors, must be received by the Corporation 45 days in advance of the mail date of the prior year's proxy statement, or by April 7, 2001, to be considered for the 2001 Annual Meeting of the stockholders.

                          INCORPORATION BY REFERENCE

  To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Report of Compensation Committee of Board of Directors on Executive Compensation" and "Stock Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                           EXPENSES AND SOLICITATION

  The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting Stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some Stockholders in person or by mail, telephone or telegraph following the original solicitation.

  The contents and the sending of this proxy statement has been approved by the Board of Directors of the Corporation.

                                                                     APPENDIX A

                             NEWSEDGE CORPORATION

                          1995 STOCK PLAN, AS AMENDED

  1. Purpose. The purpose of the NewsEDGE Corporation 1995 Stock Plan, as amended (the "Plan") is to encourage key employees of Desktop Data, Inc. (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through
(a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

  2. Administration of the Plan.

    A. Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee"); provided that the Plan shall be administered: (i) to the extent required by applicable regulations under
  Section 162(m) of the Code, by two or more "outside directors" (as defined in applicable regulations thereunder) and (ii) to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision ("Rule 16b-3"), by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option;
  (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

    B. Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

    C. Grant of Stock Rights to Board Members. Subject to the provisions of the first sentence of paragraph 2(A) above, if applicable, Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of the first sentence of Paragraph 2(A) above, members of the Board who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

  3. Eligible Employees and Others. ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

  4. Stock. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 5,662,600, subject to adjustment as provided in paragraph 13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan.

  No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 624,999 of shares of Common Stock under the Plan. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

  5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time on or after June 16, 1995 and prior to June 16, 2005. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. Options granted under the Plan are intended to qualify as performance-based compensation to the extent required under Proposed Treasury Regulation
Section 1.162-27.

  6. Minimum Option Price; ISO Limitations.

    A. Price for Non-Qualified Options, Awards and Purchases. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized. Non-Qualified Options granted under the Plan, with an exercise price less than the fair market value per share of Common Stock on the date of grant, are intended to qualify as performance-based compensation under Section 162(m) of the Code and any applicable regulations thereunder. Any such Non-Qualified Options granted under the Plan shall be exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee. If the Committee grants Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock on the date of grant, such grant will be submitted for, and will be contingent upon shareholder approval.

    B. Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

    C. $100,000 Annual Limitation on ISO Vesting. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

    D. Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on The Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

  7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

  8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

    A. Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

    B. Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

    C. Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

    D. Acceleration of Vesting. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

  9. Termination of Employment. Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety (90) days after the date of termination of his or her employment, or
(b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

  10. Death; Disability.

    A. Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee's death.

    B. Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
  Section 22(e)(3) of the Code or any successor statute.

  11. Assignability. No Stock Right shall be assignable or transferable by the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

  12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

  13. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

    A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or
  (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

    C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

    D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

    E. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

    F. Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

    G. Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

    H. Adjustments. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

  14. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code,
(d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of
(a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

  15. Term and Amendment of Plan. This Plan was adopted by the Board on June 16, 1995, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to June 16, 1996, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on June 16, 2005 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified;
(e) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Option previously granted to such grantee.

  16. Conversion of ISOs into Non-Qualified Options. The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

  17. Application Of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

  18. Notice to Company of Disqualifying Disposition. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or (b) the date one year following the date the ISO was exercised.

  19. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

  20. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

  Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

  21. Governing Law. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts.

                                                                     APPENDIX B

                             NEWSEDGE CORPORATION

                 2000 NON-OFFICER AND NON-DIRECTOR STOCK PLAN

  1. Purpose. The purpose of the NewsEdge Corporation 2000 Stock Plan, as amended (the "Plan") is to encourage key employees who are not officers or directors of NewsEdge Corporation (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who are not officers or directors of the Company who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through
(a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

  2. Administration of the Plan.

    A. Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee"); provided that the Plan shall be administered: (i) to the extent required by applicable regulations under
  Section 162(m) of the Code, by two or more "outside directors" (as defined in applicable regulations thereunder) and (ii) to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision ("Rule 16b-3"), by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

    B. Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

  3. Eligible Employees and Others. ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any eligible employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

  4. Stock. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 962,400, subject to adjustment as provided in paragraph 13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan.

  No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 673,680 of shares of Common Stock under the Plan. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

  5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time on or after March 22, 2000 and prior to March 22, 2010. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. Stock Rights granted under the Plan are intended to qualify as performance-based compensation to the extent required under Treasury Regulation Section 1.162-27.

  6. Minimum Option Price; ISO Limitations.

    A. Price for Non-Qualified Options, Awards and Purchases. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized. Non-Qualified Options granted under the Plan, with an exercise price less than the fair market value per share of Common Stock on the date of grant, are intended to qualify as performance-based compensation under
  Section 162(m) of the Code and any applicable regulations thereunder. Any such Non-Qualified Options granted under the Plan shall be exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee. If the Committee grants Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock on the date of grant, such grant will be submitted for, and will be contingent upon shareholder approval.

    B. Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

    C. $100,000 Annual Limitation on ISO Vesting. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

    D. Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on The Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

  7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

  8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

    A. Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

    B. Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

    C. Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

    D. Acceleration of Vesting. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

  9. Termination of Employment. Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety (90) days after the date of termination of his or her employment, or
(b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

  10. Death; Disability.

    A. Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee's death.

    B. Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
  Section 22(e)(3) of the Code or any successor statute.

  11. Assignability. No Stock Right shall be assignable or transferable by the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

  12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

  13. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

    A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or
  (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

    C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

    D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

    E. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

    F. Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

    G. Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

    H. Adjustments. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

  14. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code,
(d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of
(a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

  15. Term and Amendment of Plan. This Plan was adopted by the Board on March 22, 2000, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to March 22, 2001, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on March 22, 2010 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified;
(e) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Option previously granted to such grantee.

  16. Conversion of ISOs into Non-Qualified Options. The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

  17. Application Of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

  18. Notice to Company of Disqualifying Disposition. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or (b) the date one year following the date the ISO was exercised.

  19. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

  20. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

  Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

  21. Governing Law. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts.

NWS01B                            DETACH HERE

                                     PROXY

                             NEWSEDGE CORPORATION

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JUNE 15, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Clifford M. Pollan and Ronald Benanto, and each of them with full power of substitution to vote all shares of stock of NEWSEDGE CORPORATION (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Thursday, June 15, 2000, at 10:00 a.m. local time at the Westin Hotel-Waltham, 70 Third Avenue, Waltham, Massachusetts 02452, and at any adjournment thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated May 22, 2000, a copy of which has been received by the undersigned.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF: ELECTING THE NOMINEES OR ANY NOMINEE FOR WHICH APPROVAL HAS NOT BEEN WITHHELD; APPROVING THE AMENDMENT TO THE CORPORATION'S 1995 STOCK PLAN; APPROVING THE CORPORATION'S 2000 NON-OFFICER AND NON-DIRECTOR STOCK PLAN; RATIFYING THE SELECTION OF ARTHUR ANDERSEN LLP AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

-----------       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       -----------
SEE REVERSE                                                        SEE REVERSE
    SIDE                                                              SIDE
-----------                                                        -----------

NWS01A                          DETACH HERE

--- PLEASE MARK
 X  VOTES AS IN
--- THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. To elect three (3) Class II directors to serve for a three-year term except as marked to the contrary below:

NOMINEES: (01) Rory J. Cowan, (02) William A. Devereaux,
          (03) Murat H. Davidson

   FOR                     WITHHELD
   ALL                     FROM ALL
NOMINEES   [ ]      [ ]    NOMINEES

    --------------------------------------
[ ] For all nominees except as noted above

                                           FOR    AGAINST     ABSTAIN
2. To approve an amendment to the
   Corporation's 1995 Stock Plan to
   measure the number of common
   stock available for issuance from
   4,125,000 to 5,662,600.                 [ ]      [ ]          [ ]

3. To approve the Corporation's 2000
   Non-Officer and Non-Director Stock
   Plan.                                   [ ]      [ ]          [ ]

4. To ratify the selection of the firm of
   Arthur Andersen LLP as auditors for
   the Company for the fiscal year
   ending December 31, 2000.               [ ]      [ ]          [ ]

5. To transact such other business as may properly come before the meeting and any adjournments thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 [ ]

Please sign your name exactly as it appears on your stock certificate(s), write in the date and return this proxy as soon as possible in the enclosed envelope. If the stock is registered in more than one name, each joint owner should sign. If signing as attorney, executor, trustee, administrator or guardian, please give full title as such. Only authorized officers should sign for corporations.

Signature: ______________Date:________ Signature:________________ Date:_______